                                                                   Exhibit 10.20


[*] The asterisk denotes that confidential portions of this exhibit have been omitted in reliance on Rule 24b-2 of the Securities Exchange Act of 1934. The confidential portions have been submitted separately to the Securities and Exchange Commission.




                               [EXELON LETTERHEAD]

Exelon Generation Company, LLC 800-355-8326
300 Exelon Way
Kennett Square, PA 19348


TO: Ian Carter

COMPANY:    Commonwealth Energy Corporation (d/b/a/ electricAMERICA)

      This confirmation letter ("Letter") shall confirm the agreement reached on July 22, 2003, between Commonwealth Energy Corporation and Exelon Generation Company, LLC, for the sale and purchase under the terms and conditions as follows:

Seller: Exelon Generation Company, LLC ("Exelon")

Buyer: Commonwealth Energy Corporation ("Commonwealth")

Product: Firm (LD) Energy

Term: 24 Months

Start Date: Hour Ending 0100 January 1, 2004

End Date: Hour Ending 2400 December 31, 2005

Quantity: [Confidential Treatment Requested]*

Schedule: 7 x 24 (around the clock)

Delivery Point: PECO Transmission Zone, PJM Interconnection

Price: [Confidential Treatment Requested]*

Operations: Exelon will initiate a contract or contracts in eSchedules or its successor. Such contract or contracts will be designated as "real-time" and will identify PECO Zone as source and sink.

Payment: Exelon will bill Commonwealth twice per month in arrears in accordance with the following billing schedule:

[Confidential Treatment Requested]*


Enabling Authority: This Confirmation is entered into under that certain EEI Master Power Purchase & Sale Agreement between Commonwealth and Exelon dated as of July 1, 2003 (the "Master Agreement"). In the case of a conflict between the terms of this Confirmation and the Master Agreement, the terms of this Confirmation will govern over those of the Master Agreement. All terms not defined herein shall have the meaning ascribed to them in the Master Agreement.

EXELON GENERATION COMPANY, LLC           COMMONWEALTH ENERGY CORPORATION




By:   /S/ IAN MCLEAN /KWC                        By:   /S/ IAN B. CARTER
    ----------------------------------              ----------------------------
Name: Ian McLean                                 Name: Ian B. Carter

Title: President of Exelon Power Team            Title: Chairman & CEO




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